UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2004

Home Financial Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana (State or Other Jurisdiction of Incorporation)	0-28510 (Commission File Number)	35-1975585 (IRS Employer Identification No.)

279 East Morgan Street, Spencer, Indiana (Address of Principal Executive Offices)	47460 (Zip Code)

(812) 829-2095
(Registrant’s Telephone Number, Including Area Code)

N/A
Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|   |    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|   |    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|   |    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|   |    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 30, 2004, the Registrant issued a press release reporting the purchase by the Owen Community Bank, s.b. Recognition and Retention Plan (“RRP”) which was approved by Registrant’s shareholders on October 12, 2004, of 50,000 shares of Registrant’s Common Stock, without par value. The Trustee for the RRP purchased the shares from Registrant’s director, Frank R. Stewart, for $5.34 per share, or $267,000 in the aggregate. On November 29, 2004, the last full trading day prior to this purchase by the RRP, Registrant’s Common Stock traded for $6.40 per share.

A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities       Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits

Exhibit No. 99.1	Description Press Release issued November 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

      Date: November 30, 2004

HOME FINANCIAL BANCORP By: /s/ Kurt D. Rosenberger —————————————— Kurt D. Rosenberger President and Chief Executive Officer